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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                November 5, 1996
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                Date of Report (Date of earliest event reported)



                             DIGNITY PARTNERS, INC.
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             (Exact name of registrant as specified in its charter)



       Delaware                     0-27736                    94-3165263
   ----------------             ----------------           ----------------
   (State of other               (Commission                (IRS Employer
    jurisdiction of               File Number)               Identification
    incorporation)                                            No.)


           1700 Montgomery Street, Suite 250, San Francisco, CA    94111
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        (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code: (415)394-9467
                                                            --------------
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Item 5.  Other Events.
----------------------
         On October 18, 1996, the Company issued a press release announcing a share repurchase program. The press release is filed herewith as Exhibit 99.1.

         On November 4, 1996, the Company issued a press release announcing an investment in American Information Company, Inc. The press release is filed herewith as Exhibit 99.2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         99.1     Text of Press Release dated October 18, 1996.

         99.2     Text of Press Release dated November 4, 1996.


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         SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    DIGNITY PARTNERS, INC.


                                                     By /s/Alan B. Perper
                                                        -----------------
                                                        Alan B. Perper
                                                        President

Date:  November 5, 1996

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                                  EXHIBIT INDEX
                                  -------------

                                                                Sequential
Exhibit Number            Document Description                  Page Number
-------------- ---------------------------------------------    -----------
    99.1        Text of Press Release dated October 18, 1996.       1-2

    99.2        Text of Press Release dated November 4, 1996.       3-4


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